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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                       Date of Report: October 20, 1999
                       (Date of earliest event reported)



                           BELL ATLANTIC CORPORATION
            (Exact name of registrant as specified in its charter)



Delaware                         1-8606                      23-2259884
(State or other jurisdiction     (Commission file number)    (I.R.S. employer
of incorporation)                                            identification no.)


1095 Avenue of the Americas
New York, New York                                           10036
(Address of principal executive offices)                     (Zip code)


       Registrant's telephone number, including area code:   (212) 395-2121



                                 Not Applicable
         (Former name or former address, if changed since last report)
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Item 5.  Other Events
         ------------

Attached as an exhibit is the press release and financial tables issued by Bell Atlantic Corporation on October 20, 1999 announcing earnings for the third quarter of 1999 and contained in its Investor Relations Bulletin.


Item 7.  Financial Statements and Exhibits
         ---------------------------------

(c) Exhibits.

99 Press Release and financial tables, dated October 20, 1999, issued by Bell Atlantic Corporation and contained in its Investor Relations Bulletin.



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SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                               BELL ATLANTIC CORPORATION


                               By: /s/ Doreen A. Toben
                                  ----------------------------------
                                   Doreen A. Toben
                                   Vice President - Controller



Date:  October 21, 1999


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                                 EXHIBIT INDEX

Exhibit
Number            Description
-------           -----------
  99              Press Release and financial tables, dated October 20, 1999, issued by Bell Atlantic Corporation and contained in its Investor Relations Bulletin.